SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) September 1, 2004
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                            Old Line Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


       Maryland                     000-50345                20-0154352
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 (State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation)               File Number)           Identification No.)


     2995 Crain Highway, Waldorf, Maryland             20601
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    (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code  (301) 645-0333
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                                       N/A
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(Former name or former address, if changed since last report)
                                                             ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         ___ Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)


             Soliciting material pursuant to Rule 14a-12 under the Exchange Act ___ (17 CFR 240.14a-12)


             Pre-commencement communications pursuant to Rule 14d-2(b) under the
         ___ Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the
         ___ Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  Corporate Governance and Management

         On August 28, 2004, Old Line Bancshares, Inc.'s Board of Directors elected Gregory Stephen Proctor, Jr. to its Board of Directors and to the Board of Directors of Old Line Bank. Mr. Proctor is President & CEO of G.S. Proctor Associates, Inc., a registered lobbying and consulting firm, located in Upper Marlboro, Md. The Board of Directors expects Mr. Proctor will serve on the Asset and Liability Committee of Old Line Bank and Old Line Bancshares, Inc. The Board of Directors did not elect Mr. Proctor pursuant to any arrangements between Mr. Proctor and Old Line Bancshares, Inc., Old Line Bank or any other person. There are no significant transactions between Mr. Proctor and Old Line Bancshares, Inc. or Old Line Bank.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OLD LINE BANCSHARES, INC.

Date:  September 1, 2004                    By:  /s/ James W. Cornelsen
                                            ------------------------------
                                            James W. Cornelsen, President



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